UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):			May 7, 2026

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware		001-38214	31-1236686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR	GLEN ALLEN	VA	23060
(Address of principal executive offices)			(Zip code)

	(804)	273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hamilton Beach Brands Holding Company (the “Company”) held its 2026 Annual Meeting of stockholders on May 7, 2026. Reference is made to the Company’s 2026 definitive Proxy Statement filed with the Securities and Exchange Commission on March 25, 2026 for more information regarding the proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following twelve nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mark R. Belgya	41,141,827	874,265	596,452
J.C. Butler, Jr.	39,971,850	2,044,242	596,452
Paul D. Furlow	41,141,774	874,318	596,452
Dennis W. LaBarre	39,262,457	2,753,635	596,452
April L. Lane	41,987,872	28,220	596,452
Bela S. Mehta	41,980,570	35,522	596,452
Michael S. Miller	40,848,855	1,167,237	596,452
Alfred M. Rankin, Jr.	40,198,655	1,817,437	596,452
Thomas T. Rankin	40,579,618	1,436,474	596,452
James A. Ratner	40,842,485	1,173,607	596,452
R. Scott Tidey	41,963,538	52,554	596,452
Clara R. Williams	40,772,467	1,243,625	596,452

Proposal 2 - The stockholders approved, on an advisory basis, the Company’s Named Executive Officer compensation:

Votes For	41,419,189
Votes Against	206,237
Abstentions	390,666
Broker Non-Votes	596,452

Proposal 3 - The stockholders ratified the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for 2026:

Votes For	42,592,210
Votes Against	13,361
Abstentions	6,973
Broker Non-Votes	—

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2026		HAMILTON BEACH BRANDS HOLDING COMPANY

		By:	/s/ Andrew C. Carington
		Name:	Andrew C. Carington
		Title:	Senior Vice President, General Counsel and Secretary